SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                               1934

                 Date of Report:  February 15, 2000


                        GANNETT CO., INC.
     (Exact name of registrant as specified in its charter)

    Delaware                 1-6961                   16-0442930
(State or other           (Commission               (IRS Employer
  jurisdiction            File Number)            Identification No.)
of incorporation)


         1100 Wilson Boulevard, Arlington, Virginia  22234
         (Address of principal executive offices)(Zip Code)

                          (703) 284-6000
        (Registrant's telephone number, including area code)

ITEM 2.  DISPOSITION OF ASSETS

     Pursuant to an Asset Purchase Agreement dated July 22, 1999 between Multimedia Cablevision, Inc. and Cox Communications, Inc., on January 31, 2000 Gannett Co., Inc. sold substantially all of the assets of its cable division for approximately $2.7 billion in cash. Upon closing, an after-tax gain of approximately $740 million was recognized which, along with the cable and security segment operating results, will be reported as discontinued operations in the company's financial statements. The company has used the proceeds from this transaction to pay down its commercial paper borrowings.

     Included in this filing is pro forma financial information for 1999 and 1998 as detailed in Exhibit 99-1.

EARNINGS SUMMARY OF INCOME FROM CONTINUING AND DISCONTINUED OPERATIONS

     After giving effect to the discontinued operations reporting discussed above, the company's earnings, excluding nonrecurring net non-operating gains principally from the sales/exchanges of various businesses in 1999 and 1998, are as follows.

 Unaudited, in thousands of dollars (except per share amounts)

                                                 Earnings summary
                                          Excluding net non-operating gains

                                               Fifty-two weeks ended
                                   Dec. 26, 1999   Dec. 27, 1998  Dec. 28, 1997
                                   -------------   -------------  -------------

 Operating income                   $  1,563,101   $   1,385,814   $  1,262,242

 Non-operating income (expense)
 Interest expense                        (94,619)       (79,412)       (91,725)
 Other                                     4,175         (1,204)       (15,564)
                                    -------------  -------------  -------------
 Total                                   (90,444)       (80,616)      (107,289)

 Income before income taxes            1,472,657      1,305,198      1,154,953
 Provision for income taxes              586,050        522,380        473,600
                                    -------------  -------------  -------------
 Income from continuing operations       886,607        782,818        681,353
 Discontinued operations:
   Income from the operation of
     discontinued operations,
     net of tax                           38,541         33,488         31,326
                                    -------------  -------------  -------------
 Net income                         $    925,148   $    816,306   $    712,679
                                    =============  =============  =============

 Earnings per share - basic
   Earnings from continuing
     operations                            $3.18          $2.76          $2.41
   Earnings from discontinued
     operations:
     Discontinued operations, net
       of tax                              $0.14          $0.12          $0.11
                                           -----          -----          -----
 Net income per share - basic              $3.32          $2.88          $2.52
                                           =====          =====          =====

 Earnings per share - diluted
   Earnings from continuing
     operations                            $3.15          $2.74          $2.39
   Earnings from discontinued
     operations:
     Discontinued operations, net
       of tax                              $0.14          $0.12          $0.11
                                           -----          -----          -----
 Net income per share - diluted            $3.29          $2.86          $2.50
                                           =====          =====          =====

 Unaudited, in thousands of dollars (except per share amounts)

                                               Earnings summary
                                         Excluding net non-operating gains

                                            Thirteen weeks ended          % Inc
                                        March 28, 1999   March 29, 1998   (Dec)

 Operating income                         $  296,592       $  274,327      8.1

 Non-operating income (expense)
 Interest expense                            (16,592)         (23,229)   (28.6)
 Other                                         2,368              829    185.6
                                          -----------      -----------   ------
 Total                                       (14,224)         (22,400)   (36.5)

 Income before income taxes                  282,368          251,927     12.1
 Provision for income taxes                  112,400          100,800     11.5
                                          -----------      -----------   ------
 Income from continuing operations           169,968          151,127     12.5
 Discontinued operations:
   Income from the operation of
     discontinued operations, net of tax       8,925            8,116     10.0
                                          -----------      -----------   ------
 Net income                               $  178,893       $  159,243     12.3
                                          ===========      ===========   ======

 Earnings per share - basic
   Earnings from continuing operations         $0.61            $0.53     15.1
   Earnings from discontinued operations:
     Discontinued operations, net of tax       $0.03            $0.03      --
                                               -----            -----     ----
 Net income per share - basic                  $0.64            $0.56     14.3
                                               =====            =====     ====

 Earnings per share - diluted
   Earnings from continuing operations         $0.61            $0.53     15.1
   Earnings from discontinued operations:
     Discontinued operations, net of tax       $0.03            $0.03      --
                                               -----            -----     ----
 Net income per share - diluted                $0.64            $0.56     14.3
                                               =====            =====     ====

 Unaudited, in thousands of dollars (except per share amounts)

                                                     Earnings summary
                                             Excluding net non-operating gains

                                              Thirteen weeks ended        % Inc
                                          June 27, 1999    June 28, 1998  (Dec)

 Operating income                         $  403,111       $  375,296      7.4

 Non-operating income (expense)
 Interest expense                            (13,852)         (20,348)   (31.9)
 Other                                           775            2,498    (69.0)
                                          -----------      -----------   ------
 Total                                       (13,077)         (17,850)   (26.7)

 Income before income taxes                  390,034          357,446      9.1
 Provision for income taxes                  155,200          143,100      8.5
                                          -----------      -----------   ------
 Income from continuing operations           234,834          214,346      9.6
 Discontinued operations:
   Income from the operation of
     discontinued operations, net of tax       9,356            8,463     10.6
                                          -----------      -----------   ------
 Net income                               $  244,190       $  222,809      9.6
                                          ===========      ===========   ======

 Earnings per share - basic
   Earnings from continuing operations         $0.84           $0.75      12.0
   Earnings from discontinued operations:
      Discontinued operations, net of tax      $0.03           $0.03       --
                                               -----           -----      ----
 Net income per share - basic                  $0.87           $0.78      11.5
                                               =====           =====      ====

 Earnings per share - diluted
   Earnings from continuing operations         $0.84           $0.75      12.0
   Earnings from discontinued operations:
      Discontinued operations, net of tax      $0.03           $0.03       --
                                               -----           -----      ----
 Net income per share - diluted                $0.87           $0.78      11.5
                                               =====           =====      ====

 Unaudited, in thousands of dollars (except per share amounts)

                                                Earnings summary
                                         Excluding net non-operating gains

                                             Thirteen weeks ended        % Inc
                                      Sept. 26, 1999    Sept. 27, 1998   (Dec)

 Operating income                         $  353,366       $  298,783     18.3

 Non-operating income (expense)
 Interest expense                           (26,474)          (17,190)    54.0
 Other                                        1,588              (877)  (281.1)
                                         -----------      ------------  -------
 Total                                      (24,886)          (18,067)    37.7

 Income before income taxes                 328,480           280,716     17.0
 Provision for income taxes                 130,700           112,250     16.4
                                         -----------      ------------  -------
 Income from continuing operations          197,780           168,466     17.4
 Discontinued operations:
  Income from the operation of
   discontinued operations, net of tax        9,699             8,053     20.4
                                         -----------      ------------  -------
 Net income                               $ 207,479        $  176,519     17.5
                                         ===========      ============  =======

 Earnings per share - basic
   Earnings from continuing operations        $0.70             $0.59     18.6
   Earnings from discontinued operations
     Discontinued operations, net of tax      $0.04             $0.03     33.3
                                              -----             -----     ----
 Net income per share - basic                 $0.74             $0.62     19.4
                                              =====             =====     ====

 Earnings per share - diluted
   Earnings from continuing operations        $0.70             $0.59     18.6
   Earnings from discontinued operations
    Discontinued operations, net of tax       $0.04             $0.03     33.3
                                              -----             -----     ----
 Net income per share - diluted               $0.74             $0.62     19.4
                                              =====             =====     ====

 Unaudited, in thousands of dollars (except per share amounts)

                                             Earnings Summary
                                   Excluding net non-operating gains

                                             Thirteen weeks ended        % Inc
                                        Dec. 26, 1999    Dec. 27, 1998   (Dec)

 Operating income                         $  510,032       $  437,408     16.6

 Non-operating income (expense)
 Interest expense                            (37,701)         (18,645)   102.2
 Other                                          (556)          (3,654)   (84.8)
                                          -----------      -----------   ------
 Total                                       (38,257)         (22,299)    71.6

 Income before income taxes                  471,775          415,109     13.7
 Provision for income taxes                  187,750          166,230     12.9
                                          -----------      -----------   ------
 Income from continuing operations           284,025          248,879     14.1
 Discontinued operations:
 Income from the operation of
      discontinued operations, net of tax     10,561            8,856     19.3
                                          -----------      -----------   ------
 Net income                               $  294,586       $  257,735     14.3
                                          ===========      ===========   ======

 Earnings per share - basic
   Earnings from continuing operations         $1.02            $0.89     14.8
   Earnings from discontinued operations:
      Discontinued operations, net of tax      $0.04            $0.03     19.9
                                               -----            -----    ------
 Net income per share - basic                  $1.06            $0.92     14.9
                                               =====            =====    ======

 Earnings per share - diluted
   Earnings from continuing operations         $1.01            $0.89     14.7
   Earnings from discontinued operations:
      Discontinued operations, net of tax      $0.04            $0.03     19.8
                                               -----            -----    ------
 Net income per share - diluted                $1.05            $0.92     14.8
                                               =====            =====    ======

 The earnings summaries above exclude the following:

 - The second quarter of 1999 net pre-tax gain of $55 million ($33 million after-tax or $0.11 per share-basic and $0.11 per share-diluted) principally from the exchange of KVUE-TV in Austin, Texas for KXTV-TV in Sacramento, California.

 - The first quarter of 1998 net pre-tax gain of $306.5 million ($184 million after-tax or $0.65 per share-basic and $0.64 per share diluted) principally from the disposition of the company's five remaining radio stations and its alarm security business.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     See exhibit index for list of exhibits.



                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GANNETT CO., INC.



Dated: February 15, 2000                By: /s/George R. Gavagan
                                            -------------------------
                                        George R. Gavagan
                                        Vice President and Controller




                                EXHIBIT INDEX

Exhibit
Number                       Title or Description
-------                     ----------------------
99-1                         Unaudited pro forma condensed balance sheet as of
                             December 26, 1999 and the unaudited pro forma condensed combined statements of income for the years ended December 26, 1999 and December 27, 1998 and the quarters ended
                             March 28, 1999 and March 29, 1998; June 27, 1999
                             and June 28, 1998; September 26, 1999 and
                             September 27, 1998; December 26, 1999 and
                             December 27, 1998.


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